EXHIBIT 99.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of The Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

                The Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 17, 2003

____________________________________

Gordon M. Bethune

Chairman of the Board and

Chief Executive Officer

____________________________________

Jeffrey J. Misner

Senior Vice President and

Chief Financial Officer